Exhibit 10.5

CONTRACT CHANGE ORDER

PURCHASER:                               US Airways Group, Inc.

AGREEMENT:                              Master Purchase Agreement number MPA-515 dated May 9, 2003 between US Airways Group, Inc. and Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft.

C.C.O. NO.:                                    003

DATE OF ISSUE:                          February 25, 2004

NO. OF PAGES:                            161

REASONS FOR CHANGE:         Change twenty-five (25) firm 75 Seat CRJ Aircraft to twenty-five (25) firm 70 Seat CRJ Aircraft; Change Buyer Selected Optional Features for 50, 64, 70 and 75 Seat CRJ Aircraft;
Change to Master Purchase Agreement terms and conditions; and
Change to Letter Agreement numbers 11, 13 and 19.

DESCRIPTION OF AGREED CHANGES
For the purposes of this Contract Change Order No. 003 ("CCO No. 3"), "US Airways" means US Airways Group, Inc. and "Bombardier" means Bombardier Inc., represented by Bombardier Aerospace - Regional Aircraft.

1.0  Supplements

     1.1    Supplement 1

            1.1.1    Schedule 3 (Buyer Selected Optional Features) to Supplement 1 is hereby amended to: **

            1.1.2     **

            1.1.3     **

                         **
                         **

     1.2  Supplement 2

            1.2.1     Supplement 2 is hereby deleted in its entirety and replaced with a new Supplement 2 attached hereto as Attachment 2.

     1.3   Supplement 3

            1.3.1     Supplement 3 is hereby deleted in its entirety and replaced with a new Supplement 3 attached hereto as Attachment 3.

                                    The remainder of this page is intentionally left blank.

2.0     Master Purchase Agreement Terms and Conditions

        2.1     In Article 1.3, the definition of Firm Aircraft is hereby deleted in its entirety and replaced with the following:

                 ""Firm Aircraft" means each of the sixty (60) firm 50 Seat CRJ Aircraft sold and purchased pursuant to this Agreement, as further defined in Article 1.0 of Supplement 1, and each of the twenty-five (25) firm 70 Seat CRJ Aircraft sold and purchased pursuant to this Agreement, as further defined in Article 1.0 of Supplement 2, and any additional Aircraft that may become firm under Supplement 1 and/or Supplement 2 and/or Supplement 3."

     2.2     Annex A - Airline Support Services

            2.2.1     Annex A is hereby amended to include Attachment B1 - CRJ700 Technical Data and Attachment E titled "CRJ700 Technical Publications Price List". Said Attachments B1 and E are attached hereto as Attachment 4.

            2.2.2     The first paragraph of Article 4.1.1 of Annex A is hereby deleted in its entirety and replaced with the following:

                           **

3.0  Letter Agreements

     3.1     In Letter Agreement No. 11 -** any reference to "75 Seat Seat CRJ Aircraft" is hereby deleted and replaced with "70 Seat CRJ Aircraft".

     3.2     In Letter Agreement No. 13 - ** in Appendix I, the heading **is hereby deleted and replaced with **"

     3.3  Letter Agreement No. 19 **

            3.3.1     Article 1.0 is hereby deleted in its entirety and replaced with the following:

                          **

            3.3.2     In Letter Agreement No. 19, the definition ** is hereby deleted and replaced with **

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN UNCHANGED

FOR AND ON BEHALF OF                                FOR AND ON BEHALF OF

BOMBARDIER INC.                                             US AIRWAYS GROUP, INC.
Bombardier Aerospace - Regional Aircraft

Signed:                                                                      Signed:

Name: Thomas E. Bell                                               Name:  Eilif Serck-Hanssen

Title:  Manager, Contracts                                          Title:  V.P. Finance & Treasurer

Date:                                                                         Date:

                                   Schedule 3 to Supplement MPA-515-1

BUYER SELECTED OPTIONAL FEATURES PRICES AND DESCRIPTIONS 50 Seat CRJ Aircraft
CR Ref. #	Option Description	Price in ***
***	***	***
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***	***	***
***	***	***
	Subtotal	***

	Less:	***

	Grand Total Buyer Selected Optional Features	***

One Time Charges
***	***	***

***

In the event of termination of the Agreement and/or this Supplement with respect to any 50 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, except as provided in Article 18 of the Agreement.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

SUPPLEMENT NO. 2

TO

MASTER PURCHASE AGREEMENT NO. PA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1.0           SUBJECT MATTER OF SALE

1.1       Subject to the provisions of the Agreement and this Supplement, Bombardier will sell and Buyer will purchase twenty-five (25) model CL-600-2C10 Bombardier CRJ700 Series 701 aircraft, each to be delivered in a seventy (70) seat configuration ("70 Seat CRJ Aircraft" or "Aircraft") manufactured pursuant to Type Specification number RAD-670-100 Rev. E dated September 2002 attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3 hereto. **

Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0          PRICE

              2.1    (a)      **

                       (b)      **

                       (c)      **

                       (d)      **

Article 3.0 below supplements Article 8.0 of the Agreement.

ARTICLE 3.0            DELIVERY PROGRAM

              3.1     Subject to Buyer exercising its rights in accordance with the provisions of Article 4.0 below, the ** or 70 Seat CRJ Aircraft shall be offered to Buyer for inspection and acceptance at Bombardier's facility in Mirabel, Quebec during the calendar months for each year set forth in Schedule 2 to this Supplement (the "Scheduled Delivery Months").

ARTICLE 4.0          ** CRJ OPTION AIRCRAFT

              4.1     In consideration of Buyer entering into the Agreement to purchase the Aircraft, Bombardier agrees to provide Buyer with the right to purchase **") under the following terms and conditions.

              4.2     **

              4.3     **

              4.4     **

Article 5.0                **

              5.1     **

                        **

                        **

              5.2     **

                        ****

ARTICLE 6.0          SUPPORT AND SERVICES

              6.1     **

              6.2     In addition to Article 6.1 above, for all of the twenty-five (25) 70 Seat CRJ Aircraft, Buyer will automatically be entitled to:

                      (i)    **

                      (ii)   **

IN WITNESS WHEREOF this Supplement was signed on the ____ day of February, 2004.

For and on behalf of                                                         For and on behalf of

US AIRWAYS GROUP, INC.                                      BOMBARDIER INC.

                                                                                        Bombardier Aerospace -

                                                                                        Regional Aircraft

Name:  Eilif Serck-Hanssen                                              Name:  Thomas E. Bell

Title:    V.P. Finance & Treasurer                                      Title:    Manager, Contracts

                            Schedule 1 to Supplement MPA-515-2

                                        ** CRJ AIRCRAFT SPECIFICATION

Number RAD-670-100 Rev. E September 2002

           Schedule 2 to Supplement MPA-515-2

        **CRJ AIRCRAFT SCHEDULED DELIVERY MONTHS

		CRJ700	CRJ700
		**	**
2004	Jan	*	*
	Feb	*	*
	Mar	*	*
	Apr	*	*
	May	*	*
	Jun	*	*
	Jul	*	*
	Aug	*	*
	Sep	*	*
	Oct	*	*
	Nov	*	*
	Dec	*	*
Sub Total		*	*
2005	Jan	*	*
	Feb	*	*
	Mar	*	*
	Apr	*	*
	May	*	*
	Jun	*	*
	Jul	*	*
	Aug	*	*
	Sep	*	*
	Oct	*	*
	Nov	*	*
	Dec	*	*
Sub Total		*	*
2006	Jan	*	*
	Feb	*	*
	Mar	*	*
	Apr	*	*
	May	*	*
	Jun	*	*
	Jul	*	*
	Aug	*	*
	Sep	*	*
	Oct	*	*
	Nov	*	*
	Dec	*	*
Sub Total		*	*
GRAND TOTAL		*	*

In the event of termination of the Agreement and/or this Supplement with respect to any ** 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                       Schedule 3 to Supplement MPA-515-2

                            BUYER SELECTED OPTIONAL FEATURES
                                   PRICES AND DESCRIPTIONS

                             **Seat CRJ Aircraft
CR Ref. #	Option Description	**
**	**	**
**	**	**
**	**	**
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**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
	Subtotal	**

	Less: **	**

	Grand Total Buyer Selected Optional Features	**

One Time Charge
**	**	**

**

                          Schedule 3A to Supplement MPA-515-2
                           BUYER SELECTED OPTIONAL FEATURES
                                            PRICES AND DESCRIPTIONS
                                              70 Seat CRJ Aircraft

CR Ref. #	Option Description	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
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**	**	**
**	**	**
**	**	**
**	**	**
	Subtotal	**

	**	**

	Grand Total Buyer Selected Optional Features	**

One Time Charge
**	**	**

**

In the event of termination of the Agreement and/or this Supplement with respect to any ** 70 Seat CRJ Aircraft, this Schedule shall become automatically null and void with respect to each Aircraft so terminated.

The provisions of these Schedules are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                            Schedule 4 to Supplement MPA-515-2

                                          Buyer Information

BUYER INFORMATION	DUE DATES
*Customized/Multiple Paint Schemes	Nine (9) months prior to delivery of each Aircraft.
*Interior Décor - Standard Materials and Combinations	Nine (9) months prior to delivery of the First applicable Aircraft.
*Interior Décor - Standard Materials, Custom Combinations	Twelve (12) months prior to delivery of the First applicable Aircraft.
*Interior Décor -Custom Materials, Custom Combinations	Fifteen (15) months prior to delivery of the First applicable Aircraft.
*Placards, Markings, Labels and Translations	Nine (9) months prior to delivery of the First Aircraft.
*Emergency Equipment - Standard Selection/Locations	Nine (9) months prior to delivery of the First applicable Aircraft.
*Emergency Equipment - Custom Selection/Locations	Twelve (12) months prior to delivery of the First applicable Aircraft.
**Aircraft Registration Number(s)	Six (6) months prior to delivery of each Aircraft.
**Mode S Transponder Octal Code(s), as applicable	Six (6) months prior to delivery of each Aircraft.
**SELCAL Code(s), as applicable	Six (6) months prior to delivery of each Aircraft.
**GPWS Audio Call-out (Mode 6) Codes, as applicable	Six (6) months prior to delivery of each Aircraft.

                                                                       **

                                              FORM "A" TO SCHEDULE 4

                                       BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                                    FORM "B" TO SCHEDULE 4

                              BUYER'S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Décor as submitted by Buyer on ________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_ and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                                          FORM "C" TO SCHEDULE 4

                                                   BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                        Schedule 5 to Supplement MPA-515-2

                                                                Intentionally Left Blank

                                        Schedule 6 to Supplement MPA-515-2

                                              ** 70 SEAT CRJ AIRCRAFT CREDIT MEMORANDUM

1.0     Concurrent with the delivery and payment in full of the Aircraft Purchase Price for each ** 70 Seat CRJ Aircraft, Bombardier shall issue to Buyer the following credit memorandum, as applicable:

          (a)     **

           (b)     **

**

2.0     In the event of termination of the Agreement and/or this Supplement with respect to any ** CRJ Aircraft or 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0     Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0     In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                        Schedule 7 to Supplement MPA-515-2

                                                      70 Seat CRJ Aircraft Performance Guarantee

1.0     AIRCRAFT CONFIGURATION

The guarantees listed below are for a 70 Seat CRJ Aircraft based on the CRJ700 ER Aircraft configuration as defined in Bombardier Aerospace Type Specification RAD-670-100 issue E, with the Buyer Selected Optional Features listed in Schedule 3 or Schedule 3A as applicable, and equipped with GE CF34-8C1 engines as defined in GE document CF34-8C1 Installation Manual reference GEK 105093. The weight data corresponds to the ** design weight option. Appropriate adjustments shall be made for any changes in configuration ** approved by the Buyer and Bombardier or otherwise allowed by the Purchase Agreement and which cause changes to the performance of the Aircraft.

2.0     AIRPORT CONDITIONS

All maximum take-off weight calculations are based on the conditions described below:

**

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.              :                #                distance (ft)                 height (ft)

                                       **                        **                                  **

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.              :                #                distance (ft)                 height (ft)

                                       **                    **                                  **

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.              :                #                distance (ft)                 height (ft)

                                       **                    **                                  **

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.              :                #                distance (ft)                 height (ft)

                                       **                    **                                  **

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.              :                #                distance (ft)                 height (ft)

                                       **                    **                                  **

Airport           : **

Runway         : **

Slope             : **

TORA           : **

Elev.              : **

Temper.         : **

Obst.             : **

3.0     PERFORMANCE GUARANTEES

3.1       **

3.1.1    **

**

**

Airport	Flap Configuration	Maximum Permissible TOW
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**
**	**	**

3.2     **

3.2.1  **

3.2.2   **

**

Conditions:

Runway:	**
Airport elevation:	**
Ambient temperature	**
Runway available - landing (G/S):	**

3.2.3   **

**

Conditions:

Runway:	**
Airport elevation:	**
Ambient temperature	**
Runway available - landing (G/S):	**

3.3     **

**

3.4     **

**

3.5     **

**

3.6     **

**

3.7     **

**

3.8     **

**

3.9     **

3.9.1     **

                                                                                        **

Table 1

**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**

**

3.9.2     **

**

3.9.3     **

**

3.9.4     **

**

     -

     -

     -

     -

     -

1)

     i)

     ii)

     iii)

     iv)

     v)

2)                                                                        -

3.10     **

**

Number of years in service	Guaranteed deterioration in specific air range for CRJ700 fleet (%)
**	**
**	**
**	**
**	**
**	**

**

4.0     WEIGHT GUARANTEES

4.1     **

**

4.2     **

**:

**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

4.3     **

**

4.4     **

**

4.5     **

**

5.0          **

5.1     All guaranteed performance data are based on ** unless noted otherwise. Altitudes are pressure altitudes.

5.2     ** take-off and landing performance are based on the requirements of **.

5.3     Take-off and landing performance guarantees are based on **.

5.4     **

5.5     **

5.6     **

5.7     Normal power extraction assumes a load of ** with both engines operative and a load of ** with one engine inoperative.

5.8     Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with **and on an Aircraft centre of gravity location of ** of the mean aerodynamic chord.

5.9     With the exception of the performance ** guarantees of Article 3.10, **.

5.10     **

5.11    The Aircraft Fleet includes all delivered Aircraft after a minimum of five (5) Aircraft have been delivered.

5.12   Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13    Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier **.

5.14    The guarantees of paragraph do not cover ** due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, **.

5.15    Intentionally left blank.

5.16    In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, **.

5.17    The guarantee set forth in paragraph 3.10 above is based on the delivery schedule presented below and more fully described in Schedule 2 to this Supplement.

Year	Number of aircraft delivered for CRJ700 fleet
**	**
**	**
**	**
**	**

If the actual delivery schedule is different from the schedule presented above, Bombardier will review the impact on the **.

6.0    GUARANTEE COMPLIANCE

6.1    Compliance with ** shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2    Compliance with the ** in Article 3.3 ** in Article 3.4, ** in Article 3.7, ** in Article 3.8 and ** in Article 3.9 shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3    Compliance with the**.

6.4    Compliance with the ** guarantee of Article 3.10 shall be verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.

6.4.1   The Buyer will have the responsibility to **.

6.4.2   An **.

6.4.3   **

6.4.4   Buyer will have the responsibility to inform Bombardier ** shall summarize the results from the **. In the case that the Aircraft Fleet **.

6.5    Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

7.0     **

7.1    All Guarantees

In the event of a shortfall in the guarantees contained in this ** guarantee, **.

7.2    ** Guarantees

In the event of non-compliance with the individual Aircraft **, set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the **from the guarantee value shall be noted at delivery, (the "Deficiency"). **.

7.3    **

**	**
**	**
**	**
**	**

7.4    **

7.4.1    Delivery Fuel Burn

**

7.5    **

7.5.1    **

**, after adjusting Aircraft performance for the effect of regulatory changes promulgated by the FAA or any other regulatory authority having jurisdiction over the Aircraft and taking effect subsequent to delivery of the Aircraft, the Aircraft would be in compliance with the applicable guarantee.

8.0      In the event of termination of the Agreement and/or this Supplement with respect to any ** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

APPENDIX A - PERFORMANCE MONITORING PROGRAM

The following performance monitoring program will be used for **

A.1 Initial Monitoring Period

**

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded **

**

A.2 Subsequent Monitoring Period

**Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above. **

A.3 Performance Level Analysis

**
**

A.4 Modification of the Performance Monitoring Program

**

A.5 Modification of the Sampling Rate Requirement

**
**

                                      Schedule 8 to Supplement MPA-515-2

                                                  **CRJ Aircraft Dispatch Reliability Guarantee

**70 Seat CRJ Aircraft

1.0    Intent

        The intent of the Dispatch Reliability Guarantee ("DRG") is to **

2.0    Definition

            **

3.0    Guarantee Value

**.

**70 Seat CRJ Aircraft

Period                                Guarantee Value

**                                            **

4.0    Term of Guarantee

The term of this guarantee shall commence on **

5.0    Formula

As the term is used herein, "Achieved Dispatch Reliability" shall be **

6.0     Assumptions

7.0

The Guarantee Value is predicated on **

7.0    Conditions and Limitations

7.1    Buyer shall make all reasonable efforts to **

7.2    **

a)         **

b)         **

c)         **

d)         **

e)         **

f)         **

g)         **

h)         **

i)         **

j)         **

k)         **

l)         **

7.3    Reporting

            **

7.4    Master Record

            **

8.0    Corrective Action

8.1        **

               a)         **

               b)         **

               c)         **

8.2        **.

9.0    Implementation of Changes

        **

10.0    Remedies

10.1        **

10.2        **

11.0    Duplicate Remedies

11.1    **

12.0    Limitation of Liability

12.1    **

13.0    In the event of termination of the Agreement and/or this Supplement with respect to any ** 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

14.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

15.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

16.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

17.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                           Schedule 9 to Supplement MPA-515-2

                                                          **CRJ Schedule Completion Rate Guarantee

1.0    Intent

**

2.0    Definition

**

3.0    Guarantee Value

**

**70 Seat CRJ Aircraft

Period                            Guarantee Value

                **                                        **

4.0    Term of Guarantee

**

5.0    Formula

**

6.0        Assumptions

**

7.0        Conditions and Limitations

7.1    **

7.2    **

a)         **

b)         **

c)         **

d)         **

e)         **

                                        f)         **

g)         **

h)         **

i)         **

j)         **

k)         **

l)         **

7.3    Reporting

        **

7.4    Master Record

**

8.0    Corrective Action

8.1    **

a)         **

b)         **

c)         **

8.2    **

9.0    Implementation of Changes

       **

10.0    Remedies

10.1    **

10.2    **

11.0    Duplicate Remedies

      **

12.0    Limitation of Liability

      **

13.0    In the event of termination of the Agreement and/or this Supplement with respect to any **CRJ Aircraft or 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

14.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

15.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

16.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

17.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                              Schedule 10 to Supplement MPA-515-2

                                      **CRJ Airframe Direct Maintenance Cost Guarantee

1.0    Intent

         1.1    **

         1.2    **

         1.3    **

2.0    Airframe Direct Maintenance Cost Guarantee

         2.1    **

                        2.1.1    **

2.1.2    **

a)     **

b)     **

c)     **

d)     **

e)     **

f)     **

3.0    Calculation of Cost

        3.1    **

**

        3.2    **

**

        3.3    **

4.0    Credit Calculation

4.1    **

4.2    **

4.3    **

5.0    Credit Payment

5.1    **

5.2    **

5.3    **

5.4    **

6.0    Audit

        **

7.0    Reporting

7.1    **

7.2    **

8.0    Limitation of Liability

       **

9.0    In the event of termination of the Agreement and/or this Supplement with respect to any **CRJ Aircraft or 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

10.0   The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

11.0   This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

12.0   Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

13.0   In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                               APPENDIX A of Schedule 10 to Supplement MPA-515-2

                                           AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

Guarantee Value Assumptions

**

1.     **

2.     **

3.     **

4.     **

5.     **

6.     **

7.     **

8.     **

                                APPENDIX B of Schedule 10 to Supplement MPA-515-2

                                     ADMCG Economic Adjustment Formula

**

                                         Schedule 11 to Supplement MPA-515-2

                                                                     Intentionally Left Blank

                                          Schedule 12 to Supplement MPA515-2

                                                          CRJ700 Aircraft Covered Component List

1.0    **

1.1    **

**

**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
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**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
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**	**
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**	**
**	**
**	**
**	**
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**	**
**	**
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**	**
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**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
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**	**
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**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

2.0    In the event of termination of the Agreement and/or this Supplement with respect to any ** CRJ Aircraft or 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                     Schedule 13 to Supplement MPA-515-2

**

1.0    **

2.0    In the event of termination of the Agreement and/or this Supplement with respect to any ** CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                         Annex A to Schedule 13 to MPA-515-2

                                                                    **CRJ Aircraft **

1.      **.

2.      **.

3.      **.

4.      **.

5.      **.

6.      **.

7.      **.

8.      **.

9.      **.

        1.
        2.

10.     **.

                               Schedule 14 to Supplement MPA-515-2

                                                                         **

1.0    **

        **

2.0    **

2.1    **

**

**
**	**
**	**
**	**
**	**

2.2    **

**.

3.0    **

3.1    **

**

3.2    **

**

**	**
**	**
**	**
**	**

**

3.3    **

**

4.0    **

**

5.0    **

**

6.0    **

**

7.0     In the event of termination of the Agreement and/or this Supplement with respect to any ** 70 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

8.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

10.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

11.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                      Schedule 15 to Supplement MPA-515-2

                                                                     Intentionally Left Blank

SUPPLEMENT NO. 3

TO

MASTER PURCHASE AGREEMENT NO. PA-515

BETWEEN

BOMBARDIER INC.

AND

US AIRWAYS GROUP, INC.

This Supplement, including all Schedules and Annexes, when accepted and agreed to by US Airways Group, Inc. ("Buyer") will become part of Master Purchase Agreement No. PA-515 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada ("Bombardier") and Buyer (the "Agreement") and will evidence our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1            SUBJECT MATTER OF SALE

1.1  Subject to the provisions of the Agreement and this Supplement, Bombardier offers to sell and Buyer may purchase, *** model CL-600-2D15 Bombardier CRJ700 Series 705 aircraft ("75 Seat CRJ Aircraft" or "Aircraft") manufactured pursuant to Type Specification number RAD-670-120 Issue NC dated May 2003 attached hereto as Schedule 1 as same may be modified from time to time in accordance with the Agreement and this Supplement (the "Specification"), as supplemented to reflect the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Schedule 3 hereto.

Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0 PRICE

2.1     (a)     ***

(b)     ***.

Article 3.0 below supplements Article 6.0 of the Agreement.

ARTICLE 3.0            DELIVERY PROGRAM

3.1    The Aircraft shall be offered to Buyer for inspection and acceptance at Bombardier's facility in Mirabel, Quebec during calendar months to be determined.

Article 4.0 below supplements Article 13.0 of the Agreement.

Article 4.0            Non-Excusable delay

4.1    Intentionally left blank.

Article 5.0 ***

5.1     ***

ARTICLE 6.0               LIMITATION

6.1     The terms and conditions of this Supplement 3 shall be valid for a period of ***

IN WITNESS WHEREOF this Supplement was signed on the ____ day of February 2004.

For and on behalf of                                              For and on behalf of

US AIRWAYS GROUP, INC.                              BOMBARDIER INC.

                                                                             Bombardier Aerospace -

                                                                             Regional Aircraft

Name:  Eilif Serck-Hanssen                                   Name:  Thomas E. Bell

Title:  V.P. Finance & Treasurer                             Title:  Manager, Contracts

                                    Schedule 1 to Supplement MPA-515-3

                                                     75 Seat CRJ Aircraft Specification

Number RAD-670-120 Issue NC May 2003

                                     Schedule 2 to Supplement MPA-515-3

75 SEAT CRJ AIRCRAFT SCHEDULED DELIVERY MONTHS
INTENTIONALLY LEFT BLANK

Schedule 3 to Supplement MPA-515-3

BUYER SELECTED OPTIONAL FEATURES PRICES AND DESCRIPTIONS 75 Seat CRJ Aircraft
CR Ref. #	Option Description	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
	Subtotal	***

	***	***

	Grand Total Buyer Selected Optional Features	***
***	***	***

***

***

***

In the event of termination of the Agreement and/or this Supplement with respect to any 80 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

                                 Schedule 4 to Supplement MPA-515-3

                                           Buyer Information

BUYER INFORMATION	DUE DATES
Customized/Multiple Paint Schemes	Nine (9) months prior to delivery of each Aircraft.
Interior Décor - Standard Materials and Combinations	Nine (9) months prior to delivery of the First Aircraft.
Interior Décor - Standard Materials, Custom Combinations	Twelve (12) months prior to delivery of the First applicable Aircraft.
Interior Décor -Custom Materials, Custom Combinations	Fifteen (15) months prior to delivery of the First applicable Aircraft.
Placards, Markings, Labels and Translations	Nine (9) months prior to delivery of the First Aircraft.
Emergency Equipment - Standard Selection/Locations	Nine (9) months prior to delivery of the First Aircraft.
Emergency Equipment - Custom Selection/Locations	Twelve (12) months prior to delivery of the First applicable Aircraft.
Aircraft Registration Number(s)	Six (6) months prior to delivery of each Aircraft.
Mode S Transponder Octal Code(s), as applicable	Six (6) months prior to delivery of each Aircraft.
SELCAL Code(s), as applicable	Six (6) months prior to delivery of each Aircraft.
GPWS Audio Call-out (Mode 6) Codes, as applicable	Six (6) months prior to delivery of each Aircraft.

                                           FORM "A" TO SCHEDULE 4

                                       BUYER'S CUSTOMIZED PAINT SCHEME

US Airways Group, Inc. hereby approves the attached Customized Paint Scheme.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                          FORM "B" TO SCHEDULE 4

                       BUYER'S INTERIOR DÉCOR AND EMERGENCY EQUIPMENT LIST

US Airways Group, Inc. hereby approves the attached Interior Décor as submitted by Buyer on ________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_ and hereby approves the attached Emergency Equipment List and Locations.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                          FORM "C" TO SCHEDULE 4

                                  BUYER'S PLACARDS, LABELS & MARKINGS

US Airways Group, Inc. hereby approves the attached Placards, Markings, and Labels as submitted by Buyer on ________________________, 200_ and confirmed by Bombardier Aerospace on ___________________, 200_.

Dated this ___ day of ______________ 200_.

By:_________________________________
Name:
Title:

cc: Contracts

                                  Schedule 5 to Supplement MPA-515-3

                                                 AIRCRAFT CREDIT MEMORANDUM

1.0     ***

2.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0     Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0     In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

                                                          Schedule 6 to Supplement MPA-515-3

                                      75 Seat CRJ Aircraft Performance Guarantee

1.0     AIRCRAFT CONFIGURATION

The guarantees listed below are based on the CRJ700 Series 705-ER Aircraft configuration as defined in new Bombardier Aerospace Type SpecificationRAD-670-120 Issue NC, with buyer the Buyer Selected Optional Features listed in Annex A to this Schedule 13, and equipped with GE CF34-8C5 engines as defined in GE Engines Performance Model G0173F/pip82b. The weight data corresponds to the optional ***. ***..

2.0     AIRPORT CONDITIONS

All maximum take-off weight calculations are based on the conditions described below:

- ***- ***
- ***
- ***- ***
- ***- ***
- ***- ***

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :        #           distance (ft)           height (ft)

                        **                              **                         **

                        **                              **                         **

                        **                              **                         **

                        **                              **                         **

                        **                              **                         **

                        **                              **                         **

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :        #           distance (ft)           height (ft)

                        **                              **                         **

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :        #           distance (ft)           height (ft)

                                         **                              **                         **

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :        #           distance (ft)           height (ft)

                                          ***                              ***                         ***

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :        #           distance (ft)           height (ft)

                        ***                              ***                         ***

                        **                              **                         **

                        **                              **                         **

Airport            : ***

Runway          : ***

Slope              : ***

TORA            : ***

Elev.               : ***

Temper.          : ***

Obst.              :  ***

3.0     PERFORMANCE GUARANTEES

3.1     ***

3.1.1    ***

3.1.2    ***

Airport	Flap Configuration	Maximum Permissible TOW
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

3.2     ***

3.2.1    ***

3.2.2    ***

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	***
Runway available - landing (G/S):	***

3.2.3   ***

Conditions:

Runway:	***
Airport elevation:	***
Ambient temperature	***
Runway available - landing (G/S):	***

3.3     ***

3.4     ***

3.5     ***

3.6     ***

3.7     ***

3.8     ***

3.9     ***

3.9.1   ***

TABLE 1

**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**
**	**	**	**	**

3.9.2   **

3.9.3   **

3.9.4     **

     -                         -                              -               -

     -

     1)                -

     i)
     ii)                iii)                iv)
     v)

2)                -

3.10     **

Number of years in service	Guaranteed deterioration in specific air range for 75 Seat CRJ Aircraft fleet (%)
**	**
**	**
**	**
**	**
**	**

4.0     WEIGHT GUARANTEES

4.1

4.2     **

**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

4.3     **

4.4     **

4.5     **

.

5.0     PERFORMANCE GUARANTEES CONDITIONS

5.1     All guaranteed performance data are based on **unless noted otherwise. Altitudes are pressure altitudes.

5.2     **are based on the requirements **.

5.3     **guarantees are based on **.

5.4     **

5.5     **

5.6     **

5.7     Normal power extraction assumes a load of **per engine with both engines operative and a load of **with one engine inoperative.

5.8     Fuel density is assumed to be 6.7 pounds / US gallon. All performance guarantees are based on the use of a fuel with a lower heating value (LHV) of **and on an Aircraft centre of gravity location of **of the mean aerodynamic chord.

5.9     With the exception of the performance **guarantees of Article 3.10, **

5.10     **

5.11   The Aircraft Fleet includes all delivered Aircraft after a minimum of five (5) Aircraft have been delivered.

5.12   Buyer shall operate and maintain the Aircraft and the engines in accordance with Bombardier's and engine manufacturer's procedures, recommendations and instructions contained in the applicable manuals, data and documents provided for the Aircraft. Should Buyer's Aircraft not be so maintained, the guarantee values in Article 3.10 will be adjusted to reflect the resulting adverse effect on the Aircraft performance.

5.13   Buyer shall make reasonable efforts to inform Bombardier of any modifications made on the airframe or the engines that may affect the aerodynamic cleanliness and/or the performance level of the Aircraft and Bombardier **.

5.14   The guarantees of paragraph do not cover Aircraft **due to airframe or engine damage to the extent resulting from (1) Buyer's misuse or negligence, (2) Buyer's improper installation, maintenance or operation, (3) foreign object damage ("FOD"), or (4) Buyer's employment of engines in power-back Aircraft operation. If an Aircraft or Aircraft Fleet is affected by the conditions resulting above, **

5.15   Intentionally left blank.

5.16   In the event of non compliance with the guarantee set forth in paragraph 3.10, should it become apparent the Buyer has consistently replaced engines with fewer hours after "heavy overhaul maintenance" on a new Aircraft with engines with greater hours after "heavy overhaul maintenance" from an old aircraft and such replacement practices may have had an overall negative impact on the performance of the new Aircraft, **.

5.17   Subject to the provisions of Article 1.0 to this Schedule 6, the guarantee set forth in paragraph 3.10 above is based on the following hypothetical delivery schedule.

Year	Number of aircraft delivered for 75 Seat CRJ Aircraft fleet
**	**
**	**
**	**
**	**

If the actual delivery schedule is different from the hypothetical delivery schedule presented above, Bombardier will review the impact on the **

6.0     GUARANTEE COMPLIANCE

6.1     Compliance with **in Article 3.1, **in Article 3.2, ** in Article 3.5 and ** in Article 3.6, shall be demonstrated by reference to the approved Aircraft Flight Manual adjusted to reflect any differences due to change in certification requirements or interpretation thereof.

6.2     Compliance with the ** in Article 3.3, ** in Article 3.4, ** in Article 3.7, ** in Article 3.8 and ** in Article 3.9 shall be established by calculations based on flight test data obtained for an aircraft configuration similar to that defined by this specification and shall be demonstrated by reference to the Flight Planning and Cruise Control Manual (FPCCM).

6.3     Compliance with the **

6.4     Compliance with the ** guarantee of Article 3.10 shall be verified, with the method described in Article 6.4.1, 6.4.2, 6.4.3 and 6.4.4 below.

6.4.1   The Buyer will have the responsibility to ***.

6.4.2   An **, supplied by Bombardier to the Buyer, based on the Flight Planning and Cruise Control Manual **

6.4.3   **.

6.4.4   Buyer will have the responsibility to inform Bombardier when the **shall summarize the results from the monitoring program. In the case that the Aircraft Fleet is **.

6.5     Data derived from test shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the performance guarantees.

7.0     REMEDIES

7.1     All Guarantees

In the event of a shortfall in the guarantees contained in this performance guarantee, **.

7.2     **Guarantees

In the event of non-compliance with the individual Aircraft **, set forth in Section 3.8 (the "Delivery Guarantee"), the extent of the **from the guarantee value shall be noted at delivery, (the "Deficiency"). **.

7.3     **

**	**
**	**
**	**
**	**

7.4     **

7.4.1     Delivery Fuel Burn

**

7.5     **

7.5.1     **

No Compensation shall be payable by Bombardier if, after adjusting Aircraft performance for the effect of regulatory changes promulgated by the FAA or any other regulatory authority having jurisdiction over the Aircraft and taking effect subsequent to delivery of the Aircraft, the Aircraft would be in compliance with the applicable guarantee.

8.0    In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

9.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

10.0   This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

11.0   Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

12.0   In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

APPENDIX A - PERFORMANCE MONITORING PROGRAM

The following performance monitoring program will be used for **

A.1 Initial Monitoring Period

**

The Buyer will exert its diligent efforts to ensure that the above data is obtained during periods of level flight when cruise conditions are steady. In addition, when such data is being recorded, **

**

A.2 Subsequent Monitoring Period

**Buyer will continue to monitor the performance level of each Aircraft using the same procedure as described in paragraph A.1 above. **

A.3 Performance Level Analysis

**.

**

A.4 Modification of the Performance Monitoring Program.

**

A.5 Modification of the Sampling Rate Requirement

**

**

                                  Schedule 7 to Supplement MPA-515-3

                             ** CRJ Aircraft Dispatch Reliability Guarantee

1.0    Intent

            The intent of the Dispatch Reliability Guarantee ("DRG") is to **.

2.0    Definition

            **

3.0    Guarantee Value

**

75 Seat CRJ Aircraft

Period                                         Guarantee Value

               **                                                        **

4.0    Term of Guarantee

The term of this guarantee shall commence on **.

5.0    Formula

As the term is used herein, "Achieved Dispatch Reliability" shall be **.

6.0    Assumptions

The Guarantee Value is predicated on **.

7.0    Conditions and Limitations

7.1    Buyer shall make all reasonable efforts to **.

7.2    **

a)         **

b)         **

c)         **

d)        **

e)        **

                     f)         **

                    g)         **

h)         **

i)         **

j)         **

k)         **

l)         **

7.3    Reporting

            **

7.4    Master Record

        **

8.0    Corrective Action

8.1    **

                 a)         **

                 b)         **

                 c)         **

8.2    **

9.0    Implementation of Changes

**

10.0    Remedies

     10.1    **

     10.2    **

11.0    Duplicate Remedies

     11.1    **

12.0    Limitation of Liability

     12.1    **

13.0   In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

14.0   The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

15.0   This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

16.0   Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

17.0   In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                 APPENDIX A of Schedule 7 to Supplement MPA-515-3

                                                  HYPOTHETICAL DELIVERY SCHEDULE

Delivery Month                        Quantity

                                                **                                         **

                                  Schedule 8 to Supplement MPA-515-3

                  75 Seat CRJ Aircraft Schedule Completion Rate Guarantee

1.0    Intent

The intent of the Schedule Completion Rate Guarantee ("SCRG") is to **

2.0    Definition

A chargeable cancellation shall be defined as **.

3.0    Guarantee Value

Bombardier guarantees that the Aircraft Achieved Schedule Completion Rate Guarantee, as defined in Article 5.0 herein, **.

75 Seat CRJ Aircraft

Period                                         Guarantee Value

                   **                                                        **

4.0     Term of Guarantee

The term of this guarantee shall commence on **

5.0     Formula

As the term is used herein, "Achieved Schedule Completion Rate" shall be **.

6.0     Assumptions

The Guarantee Value is predicated on a **.

7.0     Conditions and Limitations

7.1     Buyer shall make all reasonable efforts to **.

7.2     **

a)           **

b)           **

c)           **

d)           **

e)           **

f)           **

g)           **

                    h)           **

                    i)           **;

j)           **;

k)           **; or

l)           **.

7.3     Reporting

**

7.4     Master Record

**

8.0     Corrective Action

8.1     **

a)           **

b)           **

c)           **

8.2     **

9.0     Implementation of Changes

**

10.0    Remedies

10.1    **

10.2    **

11.0    Duplicate Remedies

**

12.0    Limitation of Liability

**

13.0   In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

14.0   The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

15.0   This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

16.0   Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

17.0   In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                  APPENDIX A of Schedule 8 to Supplement MPA-515-3

                                                    HYPOTHETICAL DELIVERY SCHEDULE

Delivery Month                    Quantity

**                                             **

                                      Schedule 9 to Supplement MPA-515-3

                           75 Seat CRJ Airframe Direct Maintenance Cost Guarantee

1.0     Intent

         1.1             **

         1.2             **

         1.3             **

2.0     Airframe Direct Maintenance Cost Guarantee

         2.1             **

                2.1.1     75 Seat CRJ Airframe Direct Maintenance Cost Guarantee

**

                2.1.2     **

                             a)           **

                             b)           **

                             c)           **

                             d)           **

                             e)           **

                             f)           **

3.0     Calculation of Cost

         3.1     Airframe Direct Maintenance Material Cost ("ADMMC")

**

         3.2     Airframe Direct Outside Service Cost ("ADOSC")

**

         3.3     Hourly Airframe Direct Maintenance Cost ("ADMC")

          The following formula shall be used to calculate the annual hourly ADMC:

                    **

4.0     Credit Calculation

         4.1     **.

         4.2     **

         4.3     **

5.0     Credit Payment

         5.1     **

         5.2     **

         5.3     **

         5.4     **

6.0    Audit

**

7.0     Reporting

         7.1     **

         7.2     **

8.0     Limitation of Liability

**

9.0     **

10.0    **

11.0    **

12.0     **

13.0     **

                                  APPENDIX A of Schedule 9 to Supplement MPA-515-3

                                                AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

Guarantee Value Assumptions

**

1.      **

2.      **

3.      **

4.      **

5.      **

6.      **

7.      **

8.      **

                                         APPENDIX B of Schedule 9 to Supplement MPA-515-3

                                              ADMCG Economic Adjustment Formula

**

                                            APPENDIX C of Schedule 9 to Supplement MPA-515-3

                                                                  HYPOTHETICAL DELIVERY SCHEDULE

Delivery Month     Quantity

     **                                               **

                                               Schedule 10 to Supplement MPA515-3

                                                       CRJ700 Series 705/CRJ900 Aircraft Covered Component List**

1.0     **

1.1     Covered Component

                   **

**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**
**	**

**	**

**	**

**	**

**	**
**	**
**	**
**	**

**	**
**	**

**	**

**	**
**	**

**	**

**	**

**	**

**	**

**	**

**	**

**	**
**	**
**	**

**	**
**	**
**	**
**	**

**	**

2.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0     Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0     In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                           Schedule 11 to Supplement MPA515-3

                                                               75 Seat CRJ Aircraft Noise Guarantee

1.0     AIRCRAFT CONFIGURATION

**

2.0     EXTERIOR NOISE LEVELS

2.1     GUARANTEE

**

**	**
**	**
**	**
**	**
**	**

**

3.0     INTERIOR NOISE LEVELS

3.1     INTERIOR CONFIGURATION

**

3.2     GUARANTEE

**:

**	**
**	**
**	**
**	**

**

3.3     DEFINITIONS

**

4.0     GUARANTEE CONDITIONS

**

5.0     GUARANTEE COMPLIANCE

**

6.0     REMEDIES

**

7.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

8.0     The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0     This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

10.0   Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

11.0    In the event of the termination of the Agreement and or the Supplement, this Schedule shall automatically become null and void.

                                    Schedule 12 to Supplement MPA-515-3

**

**

          **

2.0     In the event of termination of the Agreement and/or this Supplement with respect to any 75 Seat CRJ Aircraft, this Schedule shall automatically become null and void with respect to each Aircraft so terminated.

3.0    The provisions of this Schedule are personal to Buyer and shall not, except as provided in Article 18 of the Agreement, be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0    This Schedule constitutes an integral part of the Supplement and is subject to the terms and conditions contained herein.

5.0    Should there be any inconsistency between this Schedule and the Agreement and/or the Supplement with respect to the subject matter covered by the terms hereof, then this Schedule shall prevail.

6.0    In the event of the termination of the Agreement and/or this Supplement, this Schedule shall automatically become null and void.

                                      Annex A to Schedule 13 to MPA-515-3

                                                              75 Seat CRJ Aircraft -

                                                                              TBD

                                                                 ATTACHMENT B1

Airline:	Medium
Revision Service Term:
Bombardier Regional Jet CRJ700 Series 701	* * *	* * *	* * *	* * *	* * *	* * *
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** ***

Note:      ***

                                                                    ATTACHMENT E

CRJ700 Series 701 TECHNICAL PUBLICATIONS PRICE LIST
Publication #	Document Title	Price (Paper)
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